Exhibit 99.1

Independent Accountant’s Report

Veridian Credit Union and Subsidiaries
1827 Ansborough Avenue
Waterloo, Iowa 50701

And

Stifel, Nicolaus & Company, Incorporated
787 7th Avenue, 4th Floor
New York, New York 10019

And

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

We have performed the procedures enumerated below on certain records and transactions of Veridian Credit Union and Subsidiaries, referred to herein as the “Company”, for the purpose of assisting the Company, Stifel, Nicolaus & Company, Incorporated and BofA Securities, Inc. (collectively, the “Specified Parties”) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by Veridian Auto Receivables Trust 2023-1 in accordance with the confidential Preliminary Offering Memorandum (“Proposed Transaction”). The Company is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies. The sufficiency of these procedures is solely the responsibility of the Specified Parties identified in this report.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction. Additionally, Stifel, Nicolaus & Company, Incorporated and BofA Securities, Inc. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

THE POWER OF BEING UNDERSTOOD

AUDIT | TAX | CONSULTING

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RSM US LLP is the U.S. member firm of RSM International, a global network of independent audit, tax, andconsultingfirm.Visitrsmus.comaboutus for more information regarding RSM US LLP and RSM International.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

i.	The computer-generated Loan Data File provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data File, as listed in “Exhibit A” shall be herein referred to as “Specified Attributes.”
iii.	The term “Contract” means Automobile Loan Contract

On April 21, 2023, the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of March 31, 2023. The Loan Data File contained 14,257 individual customer automobile loans. In accordance with the Arrangement Letter dated March 1, 2023, we selected a random sample from the Loan Data File of 125 individual customer loans, and we were instructed by the Company to perform the agreed-upon procedures as outlined in the arrangement letter. From April 21, 2023 to April 27, 2023, we were provided with the source documents referenced in Exhibit A related to the respective 125 individual customer loans. On April 21, 2023, we were provided with the Loan Data File containing 14,257 individual customer loans herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the Proposed Transaction.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. We found all Specified Attributes to be in agreement to source documents. In performing these comparisons, we applied the following tolerances as instructed by the Company:

•	+/- 30 Days for dates
•	+/- $1.00 for amounts
•	+/- 0.01% for percentages

We did not perform any other procedures with respect to the Specified Attributes relating to Underlying Assets other than as described in Exhibit A.

We also performed the following procedures on the sample of 125 Underlying Assets:

·	Inspected presence of signed credit application, physical or electronic copy.
·	Inspected the presence of a signed Contract.
·	Inspected presence of certificate of title or title application, electronic copy.
·	Inspected the vehicle title and verified that the lien holder on the vehicle title is the Company.

We identified no exceptions in our procedures outlined above.

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Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.
•	Addressing the value of collateral securing the assets being securitized.
•	Addressing the physical existence or ownership of the assets being securitized.
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.
•	Forming any conclusions.
•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.
•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.
•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

May 12, 2023

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Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Amount financed	Automobile Loan Contract
2	Original term	Automobile Loan Contract
3	Original monthly payment amount	Automobile Loan Contract
4	Annual Percentage Rate (APR)	Automobile Loan Contract
5	Automobile manufacturer	Automobile Loan Contract and Title Document (or equivalent)
6	Vehicle identification number (VIN)	Automobile Loan Contract and Title Document (or equivalent)
7	Model year	Automobile Loan Contract
8	Vehicle new or used	Automobile Loan Contract
9	Obligor state address	Automobile Loan Contract
10	Origination date	Automobile Loan Contract
11	Credit score	Loan System
12	Account number	Loan System

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